                                                                   Exhibit 10.4

                        TERMINATION OF SECURITY AGREEMENT

      THIS AGREEMENT, dated as of January 3, 1997 is made among WILLCOX & GIBBS, INC. (formerly "WG, Inc.") ("WG"), CLINTON MACHINERY CORPORATION, a Delaware Corporation ("Clinton"), WG APPAREL, INC., a Delaware Corporation ("WG Apparel"), FRANK SCANNAVINO, CHARLES NALL AND MARC GLAZER (collectively the "Stockholders").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the terms of a certain Agreement and Plan of Merger, dated December 15, 1995 ("Merger Agreement"), the Stockholders received 100,000 shares of common stock of WG and received an option to put those shares to WG Apparel in accordance with and subject to the terms and conditions of the Merger Agreement (the "Put Option"); and

      WHEREAS, pursuant to a certain Security Agreement ("Security Agreement") dated February 1, 1996, and in order to secure, among other things, payment of the purchase price in the event the Put Option was exercised and certain "Annual Payments" (as defined in the Security Agreement), the Stockholders were granted a security interest in the "Collateral" as defined in the Security Agreement; and

      WHEREAS, WG plans to offer certain Series A Senior Notes ("Notes") to raise approximately $85,000,000 cash to be used to pay off existing institutional revolver and term debt, fund the acquisition of Macpherson Meistergram Corporation and for general corporate purposes; and

      WHEREAS, WG plans to obtain bank financing in the amount of approximately $18,500,000.00 ("Bank Financing") from NationsBank, N.A. ("NationsBank") to be used for general corporate purposes; and

      WHEREAS, in connection with the issuance of the Senior Notes and the consummation of the Bank Financing, WG, WG Apparel and Stockholders have entered into an Amendment No.1 to Merger Agreement wherein Stockholders have agreed, among other things, to release all of their security interests created by the Security Agreement; and

      WHEREAS, Stockholders will benefit from the issuance of the Senior Notes and the consummation of the Bank Financing, and therefore Stockholders have agreed to release all of their rights under the Security Agreement.

      NOW THEREFORE in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Stockholder agrees as follows:

      1. The Security Agreement, and all past, present and future interests created thereby, shall be and hereby are terminated on the date hereof.

      2. Each Stockholder acknowledges their continuing obligation to execute and deliver UCC-3 termination statements and other documents pursuant to and in accordance with Article 2 of the Amendment No.1 to the Merger Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement to be effective on the date first above written.

                                       WILLCOX & GIBBS, INC.


                                       By:  /s/ JOHN ZIEGLER
                                            ---------------------------
                                            Title:

                                       WG APPAREL, INC.


                                       By:  /s/ JOHN ZIEGLER
                                            ---------------------------
                                            Title:

                                       CLINTON MACHINERY CORPORATION


                                       By:  /s/ FRANK SCANNAVINO
                                            ---------------------------
                                            Title: President


                                       /s/ CHARLES NALL
                                       --------------------------------
                                       CHARLES NALL


                                       /s/ FRANK SCANNAVINO
                                       --------------------------------
                                       FRANK SCANNAVINO


                                       /s/ MARC GLAZER
                                       --------------------------------
                                       MARC GLAZER

               UNIFORM COMMERCIAL CODE-FINANCING STATEMENT CHANGE
                       APPROVED FOR USE IN NORTH CAROLINA

                                                       72790             UCC-3
REORDER FROM
Registre, Inc.
514 PIERCE ST.
P.O. BOX 218
ANOKA, MN  55303
(612) 421-1713

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for         No. of  Additional
filing pursuant the Uniform Commercial Code:                Sheets Presented:
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First)           2.  Secured Party(ies) Name(s)
     and Address(es):                           And Address(es):

   CLINTON MACHINERY CORPORATION             MARC GLAZER; CHARLES NALL:
   5800 Miami Lakes Drive                    FRANK SCANNAVINO
   Miami Lakes, Florida 33015                5800 Miami Lakes Drive
                                             Miami Lakes, Florida 33015
--------------------------------------------------------------------------------
3. (a) This statement refers to original Financing Statement bearing
       File No. 1312009 Filed with SECRETARY OF STATE Date Filed 2-22
       1996

   (b) If the original Financing Statement has previously been continued list the Filing No. of the last continuation filled.

   (C) If the original filing was a fixture filing or covered timber    For
       or accounts subject to G.S. 25-9-103, (5) mark this block |_|    Filing
                                                                        Officer
--------------------------------------------------------------------------------
4. |_|  Continuation.  The original financing statement between the foregoing debtor and secured party, bearing the number shown above is still effective.

5. |_| Assignment.     The secured party's rights under the financing statement
                       bearing file number shown above to the property described in item 9 have been assigned to the assignee whose name and address appear in item 9.

6. |_| Amendment.      Financing statement bearing file number shown above is
                       amended as set forth in item 9. Signatures are required of both debtor and secured party per G.S. #25-9-4.

7. |_| Release.        Secured party releases the collateral described in item
                       9 from the financing statement bearing the number shown above.

8. |X| Termination.    Secured Party no longer claims a security interest under
                       the financing statment bearing file number shown above.
                       (A termination statement signed by a person other than
                       the secured party of record must include or be
                       accompanied by the assignment or a statement by the
                       secured party of record that he has assinged interest to
                       the signer of the termination statement.)
--------------------------------------------------------------------------------
9.

--------------------------------------------------------------------------------
10. Signatures:

                                               /s/ [Signature Illegible]
-----------------------------    ----------------------------------------------
By /s/ [Signature Illegible]     By MARC GLAZER; CHARLES NALL; FRANK SCANNAVINO
-----------------------------    ----------------------------------------------
Debtor(s) (necessary only                       Secured Party(ies)
if item 6 is applicable)                     Standard Form Approved by
                                                N.C. Sec. of State

                           FINANCING STATEMENT CHANGE
(1) Filing Officer Copy Numerical                                        UCC-3
--------------------------------------------------------------------------------

[Logo] THE UNITED STATES
       CORPORATION
       -----------------
       COMPANY

      DEBTOR NAME:      CLINTON MACHINERY CORP.
      JURISDICTION:     STATE OF NC

--------------------------------------------------------------------------------
      FILE NUMBER:      1307096
      FILE DATE:        02-07-96
      SECURED PARTY:    NATIONSCREDIT COMMERCIAL CORPORATION, AS AGENT

      FILE NUMBER:      1312009
      FILE DATE:        02-22-96
      SECURED PARTY:    FRANK SCANNAVINO, MARC GLAZER, CHARLES NALL

RP

               UNIFORM COMMERCIAL CODE-FINANCING STATEMENT CHANGE
                       APPROVED FOR USE IN NORTH CAROLINA

                                                       72792             UCC-3
REORDER FROM
Registre, Inc.
514 PIERCE ST.
P.O. BOX 218
ANOKA, MN  55303
(612) 421-1713

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for         No. of  Additional
filing pursuant the Uniform Commercial Code:                Sheets Presented:
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First)           2.  Secured Party(ies) Name(s)
     and Address(es):                           And Address(es):

   CLINTON MANAGEMENT CORP.                  MARC GLAZER; CHARLES NALL;
   5800 Miami Lakes Drive                    FRANK SCANNAVINO
   Miami Lakes, Florida 33015                5800 Miami Lakes Drive
                                             Miami Lakes, Florida 33015
--------------------------------------------------------------------------------
3. (a) This statement refers to original Financing Statement bearing
       File No. 1312008 Filed with SECRETARY OF STATE Date Filed 2-22
       1996

   (b) If the original Financing Statement has previously been continued list the Filing No. of the last continuation filied.

   (C) If the original filing was a fixture filing or covered timber    For
       or accounts subject to G.S. 25-9-103, (5) mark this block |_|    Filing
                                                                        Officer
--------------------------------------------------------------------------------
4. |_| Continuation.   The original financing statement between the foregoing
                       debtor and secured party, bearing the number shown above is still effective.

5. |_| Assignment.     The secured party's rights under the financing statement
                       bearing file number shown above to the property described in item 9 have been assigned to the assignee whose name and address appear in item 9.

6. |_| Amendment.      Financing statement bearing file number shown above is
                       amended as set forth in item 9. Signatures are required of both debtor and secured party per G.S. #25-9-4.

7. |_| Release.        Secured party releases the collateral described in item
                       9 from the financing statement bearing the number shown above.

8. |X| Termination.    Secured Party no longer claims a security interest under
                       the financing statment bearing file number shown above.
                       (A termination statement signed by a person other than
                       the secured party of record must include or be
                       accompanied by the assignment or a statement by the
                       secured party of record that he has assigned interest to
                       the signer of the termination statement.)
--------------------------------------------------------------------------------
9.

--------------------------------------------------------------------------------
10. Signatures:

                                              By /s/ [Signature Illegible]
-----------------------------    ----------------------------------------------
By /s/ [Signature Illegible]     By MARC GLAZER; CHARLES NALL; FRANK SCANNAVINO
-----------------------------    ----------------------------------------------
 Debtor(s) (necessary only                       Secured Party(ies)
 if item 6 is applicable)                     Standard Form Approved by
                                                 N.C. Sec. of State

                           FINANCING STATEMENT CHANGE
(1) Filing Officer Copy Numerical                                        UCC-3
--------------------------------------------------------------------------------

[Logo] THE UNITED STATES
       CORPORATION
       -----------------
       COMPANY


      DEBTOR NAME:      CLINTON MACHINERY CORP.
      JURISDICTION:     STATE OF NC

--------------------------------------------------------------------------------
      FILE NUMBER:      1303628
      FILE DATE:        01-29-96
      SECURED PARTY:    NATIONSBANK, N.A.

      FILE NUMBER:      1307097
      FILE DATE:        02-07-96
      SECURED PARTY:    NATIONSCREDIT COMMERCIAL CORPORATION, AS AGENT

      FILE NUMBER:      1312008
      FILE DATE:        02-22-96
      SECURED PARTY:    CHARLES NALL, MARC GLAZER, FRANK SCANNAVINO

RP

[Logo] THE UNITED STATES
       CORPORATION
       -----------------
       COMPANY


      DEBTOR NAME:      CLINTON MACHINERY CORPORATION
      JURISDICTION:     STATE OF FL

--------------------------------------------------------------------------------
      FILE NUMBER:      960000019322
      FILE DATE:        1-29-96
      SECURED PARTY:    NATIONSBANK, NA

      FILE NUMBER:      960000026405
      FILE DATE:        2-07-96
      SECURED PARTY:    NAITONSCREDIT COMMERCIAL CORPORATION

      FILE NUMBER:      960000033465
      FILE DATE:        2-16-96
      SECURED PARTY:    NALL, CHARLES ET AL

DAC

                                                                    REORDER FROM
                                                                  Registre, Inc.
                                                72337             514 PIERCE ST.
                                                                    P.O. BOX 218
                                                                 ANOKA, MN 55303
                                                                  (612) 421-1713

NOTE: This is a two-part form. Send both parts to the Department of State for filing. If a copy of this form is needed prior to filing, make photocopies for your records.
         IMPORTANT: Read instructions on back before filling out form.
--------------------------------------------------------------------------------

                               STATE OF FLORIDA
UNIFORM COMMERCIAL CODE       STATEMENT OF CHANGE         FORM UUC-3 (REV. 1993)

   This Statement of Change is presented to a filing officer pursuant to the
                            Uniform Commercial Code:
================================================================================
1.  Debtor (Last Name First if an Individual)   1a. Date of Birth or FEI#
      CLINTON MACHINERY CORPORATION
--------------------------------------------------------------------------------
1b. Mailing Address                        1c. City, State         1d. Zip Code
      5800 Miami Lakes Drive              Miami Lakes, Florida         33015
--------------------------------------------------------------------------------
2.  Additional debtor or Trade Name        2a. Date of Birth or FEI#
    (Last Name First if an Individual)

--------------------------------------------------------------------------------
2b. Mailing Address                        2c. City, State         2d. Zip Code

--------------------------------------------------------------------------------
3.  Secured Party (Last Name First if an Individual)
      NALL, CHARLES; SCANNAVINO, FRANK; GLAZER, MARC
--------------------------------------------------------------------------------
3a. Mailing Address                        3b. City, State         3c. Zip Code
      5800 Miami Lakes Drive               Miami Lakes, Florida        33015
--------------------------------------------------------------------------------
4.  Additional Secured Party (Last Name First if an Individual)
--------------------------------------------------------------------------------
4a. Mailing Address                        4b. City, State         4c. Zip Code
================================================================================

5.  This Statement refers to original Financing Statement bearing file number:
    960000033465 filed on 2-16-96.

6.
 A. |_| Continuation -        The original Financing Statement between the
                              Debtor and Secured Party bearing the file number shown above is continued.

 B. |_| Release -             The Secured Party releases the collateral
                              described in Block 7 below from the Financing
                              Statement bearing the file number shown above.
                              RELEASE DOES NOT TERMINATE LIEN AGAINST DEBTOR.

 C. |_| Full Assignment -     All of the Secured Party's rights under the
                              Financing Statement have been assigned to the assignee whose name and address is shown in Block
                              7 below.

 D. |_| Partial Assignment-   Some of Secured Party's rights under the Financing
                              Statement have been assigned to the assignee whose name and address is shown in Block 7. A description of the collateral subject to the assignment is also shown in Block 7.

 E. |_| Amendment -           The Financing Statement bearing file number shown
                              above is amended as set forth in Block 7. (See instructions for signature requirements.)

 F. |X| Termination -         The Secured Party no longer claims an interest
                              under the Financing Statement bearing file number shown above.

 G. |_| Other -               --------------------------------------------------

================================================================================
7. Description of collateral released or assigned, Assignee name and address, or amendment. Use additional sheet(s) if necessary.

--------------------------------------------------------------------------------

                                            This space for use of Filing Officer

--------------------------------------------------------------------------------
8. Signature(s) of Debtor(s): (only if amendment - see instructions)

/s/ [Signature Illegible]
-------------------------

/s/ [Signature Illegible]
-------------------------
--------------------------------------------------------------------------------
9. Signature(s) of Secured party(ies):

/s/ [Signature Illegible]
--------------------------------------------------------------------------------
NALL, CHARLES; SCANNAVINO, FRANK; GLAZER, MARC
--------------------------------------------------------------------------------
10. Number of Additional Sheets Presented      -0-
--------------------------------------------------------------------------------
11. Return Copy to:

Name        Michael I. Keyes, Esq.
            Stearns Weaver Miller Weissler et al
Address     150 West Flagler Street, Suite 2200
Address     Miami, Florida 33130

                                                                    REORDER FROM
                                                                  Registre, Inc.
                                                72338             514 PIERCE ST.
                                                                    P.O. BOX 218
                                                                 ANOKA, MN 55303
                                                                  (612) 421-1713

NOTE: This is a two-part form. Send both parts to the Department of State for filing. If a copy of this form is needed prior to filing, make photocopies for your records.
         IMPORTANT: Read instructions on back before filling out form.
--------------------------------------------------------------------------------

                               STATE OF FLORIDA
UNIFORM COMMERCIAL CODE       STATEMENT OF CHANGE         FORM UUC-3 (REV. 1993)

   This Statement of Change is presented to a filing officer pursuant to the
                            Uniform Commercial Code:
================================================================================
1.  Debtor (Last Name First if an Individual)   1a. Date of Birth or FEI#
      CLINTON MANAGEMENT CORP.
--------------------------------------------------------------------------------
1b. Mailing Address                        1c. City, State         1d. Zip Code
      5800 Miami Lakes Drive              Miami Lakes, Florida         33015
--------------------------------------------------------------------------------
2.  Additional Debtor or Trade Name        2a. Date of Birth or FEI#
    (Last Name First if an Individual)

--------------------------------------------------------------------------------
2b. Mailing Address                        2c. City, State         2d. Zip Code

--------------------------------------------------------------------------------
3.  Secured Party (Last Name First if an Individual)
      NALL, CHARLES; SCANNAVINO, FRANK; GLAZER, MARC
--------------------------------------------------------------------------------
3a. Mailing Address                        3b. City, State         3c. Zip Code
      5800 Miami Lakes Drive               Miami Lakes, Florida        33015
--------------------------------------------------------------------------------
4.  Additional Secured Party (Last Name First if an Individual)
--------------------------------------------------------------------------------
4a. Mailing Address                        4b. City, State         4c. Zip Code
================================================================================
5.  This Statement refers to original Financing Statement bearing file number:
    960000033464 filed on 2-16-96.
6.
 A. |_| Continuation -        The original Financing Statement between the
                              Debtor and Secured Party bearing the file number shown above is continued.

 B. |_| Release -             The Secured Party releases the collateral
                              described in Block 7 below from the Financing
                              Statement bearing the file number shown above.
                              RELEASE DOES NOT TERMINATE LIEN AGAINST DEBTOR.

 C. |_| Full Assignment -     All of the Secured Party's rights under the
                              Financing Statement have been assigned to the assignee whose name and address is shown in Block
                              7 below.

 D. |_| Partial Assignment-   Some of Secured Party's rights under the Financing
                              Statement have been assigned to the assignee whose name and address is shown in Block 7. A description of the collateral subject to the assignment is also shown in Block 7.

 E. |_| Amendment -           The Financing Statement bearing file number shown
                              above is amended as set forth in Block 7. (See instructions for signature requirements.)

 F. |X| Termination -         The Secured Party no longer claims an interest
                              under the Financing Statement bearing the file number shown above.

 G. |_| Other -               --------------------------------------------------

================================================================================
7. Description of collateral released or assigned, Assignee name and address, or amendment. Use additional sheet(s) if necessary.

--------------------------------------------------------------------------------

                                            This space for use of Filing Officer

--------------------------------------------------------------------------------
8. Signature(s) of Debtor(s); (only if amendment - see instructions)

/s/ [Signature Illegible]
-------------------------

/s/ [Signature Illegible]
-------------------------
--------------------------------------------------------------------------------
9. Signature(s) of Secured party(ies):

/s/ [Signature Illegible]
--------------------------------------------------------------------------------
NALL, CHARLES; SCANNAVINO, FRANK; GLAZER, MARC
--------------------------------------------------------------------------------
10. Number of Additional Sheets Presented      -0-
--------------------------------------------------------------------------------
11. Return Copy to:

Name        Michael I. Keyes, Esq.
            Stearns Weaver Miller Weissler et al
Address     150 West Flagler Street, Suite 2200
Address     Miami, Florida 33130

[Logo] THE UNITED STATES
       CORPORATION
       -----------------
       COMPANY


      DEBTOR NAME:      CLINTON MANAGEMENT CORP.
      JURISDICTION:     STATE OF FL

-----------------------------------------------------------------
      FILE NUMBER:      960000123607
      FILE DATE:
      SECURED PARTY:    THE CIT GROUP/EQUIPMENT FINANCING INC.

      FILE NUMBER:      960000123608
      FILE DATE:        6-17-96
      SECURED PARTY:    THE CIT GROUP/EQUIPMENT FINANCING INC.

      FILE NUMBER:      960000011166
      FILE DATE:        1-14-94
      SECURED PARTY:    NATIONAL LIFT TRUCK SERVICE

      FILE NUMBER:      960000020710
      FILE DATE:        1-30-96
      SECURED PARTY:    NATIONSBANK NA

      FILE NUMBER:      960000026407
      FILE DATE:        2-07-96
      SECURED PARTY:    NATIONSCREDIT COMMERCIAL CORPORATION AS AGENT

      FILE NUMBER:      960000033464
      FILE DATE:        2-16-96
      SECURED PARTY:    NALL, CHARLES, ET AL

DAC